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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 24, 2006

                               UGI Utilities, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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
           Pennsylvania                           1-1398                           23-1174060
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   (State or other jurisdiction                (Commission                      (I.R.S. Employer
         of incorporation)                     File Number)                    Identification No.)
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
 100 Kachel Boulevard, Suite 400,
   Green Hills Corporate Center,
       Reading, Pennsylvania                                                         19607
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  (Address of principal executive                                                  (Zip Code)
             offices)
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        Registrant's telephone number, including area code: 610 796-3400

                                 Not Applicable
                           --------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Assignment and Assumption Agreements.

On August 24, 2006, UGI Penn Natural Gas, Inc. ("UGIPNG"), a wholly owned subsidiary of the Registrant, entered into an Assignment and Assumption Agreement (the "Assignment Agreement") with UGI Corporation ("UGI"), the parent company of the Registrant. Under the Assignment Agreement, UGIPNG accepted the assignment of (i) UGI's rights to acquire the natural gas utility business and stock being acquired under the Purchase and Sale Agreement, dated January 26, 2006 (the "Agreement"), between UGI and Southern Union Company ("SUG"), as amended on August 24, 2006 by the First Amendment Agreement (the "Amendment" and collectively with the Agreement, the "Purchase Agreement"), and (ii) UGI's rights under the related Employee Agreement, dated January 26, 2006 between UGI and SUG, as amended by the Amendment (the "Employee Agreement"). In addition, UGIPNG agreed to assume, pay and perform (i) all obligations of UGI with respect to the business and stock being acquired in accordance with the terms and conditions of the Purchase Agreement and (ii) all obligations of UGI in accordance with the Employee Agreement, other than certain obligations relating to the sponsorship of and all assets (held in trust), liabilities and obligations under the Employees' Retirement Plan of Southern Union Company Pennsylvania Division (the "SUG Pension Plan"), which were assigned to and assumed by the Registrant on August 24, 2006 pursuant to an Assignment and Assumption Agreement dated August 24, 2006 between the Registrant and UGI (the "Pension Assignment").

First Amendment Agreement.

The Amendment provides for the assumption by UGI of sponsorship of and all assets (held in trust), liabilities and obligations under the SUG Pension Plan, after SUG contributed an amount equal to the unfunded accrued benefit obligation to the SUG Pension Plan. The Amendment also amended the definition of the working capital target and certain of the employee related provisions, insurance related provisions and indemnification provisions in the Purchase Agreement.

Transition Services Agreement.

On August 24, 2006, UGI, the parent company of the Registrant, executed a Transition Services Agreement (the "Transition Services Agreement") with SUG defining the terms under which the parties will provide certain services and licenses to each other or designated affiliates over the course of a transition period following the August 24, 2006 acquisition by UGIPNG of the natural gas utility business of PG Energy, an operating division of SUG, and the capital stock of PG Energy Services, Inc. from SUG.

Columbia Gas Transmission -- FSS Service Agreement No. 79615.

On August 24, 2006, UGIPNG received assignment of and assumed the obligations of PG Energy under a Service Agreement dated August 16, 2004 (the "Columbia FSS
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Service Agreement") with Columbia Gas Transmission Corporation ("Columbia"), under Columbia's FERC Rate Schedule FSS. The Columbia FSS Service Agreement will remain in effect until March 31, 2010. UGIPNG holds a right of first refusal under FERC regulations for extension of the Columbia FSS Service Agreement upon expiration of the current term.

The Columbia FSS Service Agreement provides UGIPNG with firm natural gas storage service. Under the terms of the Columbia FSS Service Agreement, UGIPNG can inject into storage up to 5,641 Dth of natural gas per day, store up to a maximum quantity of 797,898 Dth of natural gas in Columbia storage facilities and withdraw up to 11,282 Dth per day of natural gas. The storage service is used to meet the peak consumption needs of UGIPNG's retail customers during the winter season.

UGIPNG pays maximum tariff rates for FSS service from Columbia, which includes reservation, capacity, injection and withdrawal charges together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The Columbia FSS Service Agreement is subject to the general terms and conditions of Columbia's FERC Gas Tariff.

Columbia Gas Transmission -- SST Service Agreement No. 79616.

On August 24, 2006, UGIPNG received assignment of and assumed the obligations of PG Energy under a Service Agreement dated August 16, 2004 (the "Columbia SST Service Agreement") with Columbia under Columbia's FERC Rate Schedule SST. The Columbia SST Service Agreement is tied to UGIPNG's Columbia FSS Service Agreement. The Columbia SST Service Agreement will remain in effect until March 31, 2010 and UGIPNG holds a right of first refusal under FERC regulations for extension of the Columbia SST Service Agreement upon expiration of the current term. The Columbia FSS Service Agreement and the Columbia SST Service Agreement must both be extended or renewed for like time periods.

The Columbia SST Service Agreement provides for the transportation of natural gas on the Columbia pipeline system, for injection or withdrawal into storage under UGIPNG's Columbia FSS Service Agreement. Under the Columbia SST Service Agreement, UGIPNG can ship up to 5,641 Dth per day of natural gas on Columbia for injection into storage between the months of April and October, and can ship up to 11,282 Dth per day of natural gas storage withdrawals on Columbia for delivery to UGIPNG between the months of November and March. The Columbia SST Service Agreement permits UGIPNG to take deliveries of up to 7,000 Dth per day directly to the UGIPNG distribution system at Renova without scheduling such deliveries with Columbia in advance. This "no-notice" capability of the Columbia SST Service Agreement provides balancing and swing flexibility to UGIPNG 's distribution operations.

UGIPNG pays maximum tariff rates for SST service from Columbia, which includes reservation, and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance


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with FERC ratemaking procedures. The Columbia SST Service Agreement is subject to the general terms and conditions of Columbia's FERC Gas Tariff.

Transcontinental Gas Pipe Line -- FT Service Agreement No. 1003690.

On August 24, 2006, UGIPNG received assignment of and assumed the obligations of PG Energy (as successor to Pennsylvania Gas and Water Company) under a Service Agreement dated February 1, 1992 (the "1992 Transco FT Service Agreement") with Transcontinental Gas Pipe Line Corporation ("Transco"), under Transco's FERC Rate Schedule FT. The primary term of the agreement expired in 2004, however the 1992 Transco FT Service Agreement continues under a contractual evergreen provision which requires three years prior written notice by either party in order to terminate. The contract will therefore continue until at least August 23, 2009. In addition, UGIPNG holds a right of first refusal under FERC regulations for extension of the 1992 Transco FT Service Agreement if Transco elected to invoke its termination rights.

The 1992 Transco FT Service Agreement provides UGIPNG with the firm natural gas transportation service on the Transco Pipeline system. Under the 1992 Transco FT Service Agreement, UGIPNG can ship up to 48,542 Dth per day of natural gas for delivery to UGIPNG's distribution system. The 1992 Transco FT Service Agreement permits UGIPNG to nominate firm gas receipts from 79 separate receipt points on the Transco pipeline system, which provides flexibility in accessing gas supplies.

UGIPNG pays maximum tariff rates for FT service from Transco, which include fixed and variable charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The 1992 Transco FT Service Agreement is subject to the general terms and conditions of Transco's FERC Gas Tariff.

Transcontinental Gas Pipe Line -- FT Service Agreement No. 1021106.

On August 24, 2006, UGIPNG received assignment of and assumed the obligations of PG Energy under a Service Agreement dated July 10, 1997 (the "1997 Transco FT Service Agreement") with Transco, under Transco's FERC Rate Schedule FT. The 1997 Transco FT Service Agreement will remain in effect until October 31, 2017. UGIPNG holds a right of first refusal under FERC regulations for extension of the 1997 Transco FT Service Agreement upon expiration of the current term.

The 1997 Transco FT Service Agreement provides UGIPNG with the firm natural gas transportation service on the Transco Pipeline system. Under the 1997 Transco FT Service Agreement, UGIPNG can ship up to 33,500 Dth per day of natural gas for delivery to UGIPNG's distribution system. The 1997 Transco FT Service Agreement permits UGIPNG to receive gas on a firm basis from Transco's interconnection with the Leidy storage fields in Pennsylvania, which represents a reliable source of year-round gas deliveries.


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UGIPNG pays maximum tariff rates for FT service from Transco, which includes fixed and variable charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The 1997 Transco FT Service Agreement is subject to the general terms and conditions of Transco's FERC Gas Tariff.

Transcontinental Gas Pipe Line --GSS Service Agreement No. 1000798.

On August 24, 2006, UGIPNG received assignment of and assumed the obligations of PG Energy of a Service Agreement dated July 1, 1996 (the "Transco GSS Service Agreement") with Transco under Transco's FERC Rate Schedule GSS. The Transco GSS Service Agreement will remain in effect until March 31, 2013. Rate Schedule GSS is an individually certificated service under FERC Regulations, so Transco is required to file for and receive authorization to abandon service to UGIPNG after expiration of the primary term.

The Transco GSS Service Agreement provides UGIPNG with a firm natural gas storage and delivery service on the Transco Pipeline system. Under the terms of the Transco GSS Service Agreement, UGIPNG can store up to a maximum quantity of 2,746,576 Dth of natural gas in Transco's storage facilities and to withdraw and take delivery of up to 56,532 Dth per day of natural gas. The storage service is used to meet the peak consumption needs of UGIPNG's retail customers during the winter season.

UGIPNG pays maximum tariff rates for FT service from Transco, which includes demand, capacity, injection and withdrawal charges together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The Transco GSS Service Agreement is subject to the general terms and conditions of Transco's FERC Gas Tariff.

Copies of the Assignment Agreement, the Amendment, the Pension Assignment, the Columbia FSS Service Agreement, the Columbia SST Service Agreement, the 1992 Transco FT Service Agreement, the 1997 Transco FT Service Agreement and the Transco GSS Service Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference. The summary of the terms of the Assignment Agreement, the Amendment, the Pension Assignment, the Columbia FSS Service Agreement, the Columbia SST Service Agreement, the 1992 Transco FT Service Agreement, the 1997 Transco FT Service Agreement and the Transco GSS Service Agreement are qualified in their entirety by reference to the respective agreements filed herewith.

Copies of the Agreement and the Employee Agreement, filed as Exhibits 10.1 and 10.2, respectively, to UGI's Form 8-K filed on January 27, 2006 are incorporated herein by reference.

A copy of the Transition Services Agreement, filed as Exhibit 10.1 to UGI's Form 8-K filed on August 30, 2006, is incorporated herein by reference. The summary of the terms


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of the Transition Services Agreement is qualified in its entirety by reference to the Transition Services Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 24, 2006, the Registrant's wholly owned subsidiary, UGIPNG, completed the acquisition of the natural gas utility business of PG Energy, an operating division of SUG, and the capital stock of PG Energy Services, Inc. from SUG for approximately $580 million in cash, subject to certain adjustments in accordance with the terms and conditions of the Purchase Agreement. The acquisition was first announced by UGI on January 27, 2006.

The purchase price for the acquisition was funded by (i) a capital contribution from UGI in the amount of $265 million, (ii) approximately $40 million in borrowings under the Registrant's unsecured, revolving credit agreement, dated as of August 11, 2006, with Citibank, N.A., as agent, Wachovia Bank, National Association, as syndication agent, and Citizens Bank of Pennsylvania, Credit Suisse, Cayman Islands Branch, Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A., Mellon Bank, N.A., PNC Bank, National Association, and the other financial institutions from time to time parties thereto, and (iii) $275 million in borrowings under the Registrant's Credit Agreement, dated as of August 18, 2006 with Credit Suisse Securities (USA), LLC as syndication agent, Credit Suisse, Cayman Islands Branch, as administrative agent, Credit Suisse Securities
(USA), LLC, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC as joint lead arrangers and the financial institutions from time to time parties thereto as lenders.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required by this item is not included with this initial report. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(d)      Exhibits.


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10.1 Assignment and Assumption Agreement, dated August 24, 2006, by and between
     UGI Corporation, as Assignor, and UGI Penn Natural Gas, Inc., as Assignee.

10.2 First Amendment Agreement, dated August 24 2006, by and between Southern Union Company, as Seller, and UGI Corporation, as Buyer.

10.3 Assignment and Assumption Agreement, dated August 24, 2006, by and between UGI Corporation, as Assignor, and UGI Utilities, Inc., as Assignee with respect to the Southern Union Company Pension.

10.4 Service Agreement (Rate FSS) dated August 16, 2004 between Columbia Gas Transmission Corporation and PG Energy.

10.5 Service Agreement (Rate SST) dated August 16, 2004 between Columbia Gas Transmission Corporation and PG Energy.

10.6 Firm Transportation Service Agreement (Rate FT) dated February 1, 1992 between Transcontinental Gas Pipe Line Corporation and PG Energy (as successor to Pennsylvania Gas and Water Company).

10.7 Firm Transportation Service Agreement (Rate FT) dated July 10, 1997 between Transcontinental Gas Pipe Line Corporation and PG Energy.

10.8 Firm Storage and Delivery Service Agreement (Rate GSS) dated July 1, 1996 between Transcontinental Gas Pipe Line Corporation and PG Energy.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UGI Utilities, Inc.


August 30, 2006                              By:   Margaret M. Calabrese
                                                -----------------------------
                                                Name: Margaret M. Calabrese
                                                Title: Secretary

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                                  EXHIBIT INDEX

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Exhibit No.          Description
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10.1                 Assignment and Assumption Agreement, dated August 24, 2006, by and between UGI Corporation, as Assignor, and UGI Penn Natural Gas, Inc., as Assignee.

10.2 First Amendment Agreement, dated August 24 2006, by and between Southern Union Company, as Seller, and UGI Corporation, as Buyer.

10.3 Assignment and Assumption Agreement, dated August 24, 2006, by and between UGI Corporation, as Assignor, and UGI Utilities, Inc., as Assignee with respect to the Southern Union Company Pension..

10.4 Service Agreement (Rate FSS) dated August 16, 2004 between Columbia Gas Transmission Corporation and PG Energy.

10.5 Service Agreement (Rate SST) dated August 16, 2004 between Columbia Gas Transmission Corporation and PG Energy.

10.6 Firm Transportation Service Agreement (Rate FT) dated February 1, 1992 between Transcontinental Gas Pipe Line Corporation and PG Energy (as successor to Pennsylvania Gas and Water Company).

10.7 Firm Transportation Service Agreement (Rate FT) dated July 10, 1997 between Transcontinental Gas Pipe Line Corporation and PG Energy.

10.8 Firm Storage and Delivery Service Agreement (Rate GSS) dated July 1, 1996 between Transcontinental Gas Pipe Line Corporation and PG Energy.
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